UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JANUARY 6, 2009

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     FLORIDA                         0 -10345                    59 -1588181
   ----------                 ----------------------            -------------
  (STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
  JURISDICTION OF                                               IDENTIFICATION
   INCORPORATION)                                                   NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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         ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Cache, Inc. ("the Company") appointed MHM Mahoney Cohen CPAs as the Company's new auditor as approved by the Audit Committee of the Board of Directors on January 6, 2009. The Company was notified that the shareholders of Mahoney Cohen & Company, CPA, P.C. ("MC"), the independent registered public accounting firm engaged by the Company on March 26, 2007, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective December 31, 2008. The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs.

         During the Company's two most recent fiscal years ended 12/27/08 and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

         The audit reports of MC on the consolidated financial statements of the Company as of and for the year ended 12/29/07 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for each of the fiscal year ended 12/29/07 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years or for any reporting period since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

         The Company has provided MC a copy of the disclosures in the Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company's statements in this Item 4.01. A copy of the letter dated January 6, 2009 furnished by MC in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         ITEM 9.01  EXHIBITS

16.1 Letter from Mahoney Cohen & Company, CPA, P.C. to the U.S. Securities and Exchange Commission, dated as of January 6, 2009, stating its agreement with the statements made in this report.

                                   SIGNATURES



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


    DATED: JANUARY 6, 2009       CACHE, INC.




                                 BY: /S/  MARGARET FEENEY
                                 ---------------------------------
                                 MARGARET FEENEY
                                 EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                                  EXHIBIT 16.1



                                                     January 6, 2009


Securities and Exchange Commission
100 F Street, N.E.
Washington D.C. 20549-7561


Dear Sirs/Madams:

We have read Cache, Inc's statements included under Item 4.01 of its Form 8-K filed on January 6, 2009 and we agree with such statements concerning our firm.




/s/Mahoney Cohen & Company, CPA, P.C.